UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2004

McDONALD’S CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of principal executive offices)

60523

(Zip Code)

Registrant’s telephone number, including area code: (630) 623-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s third quarter 2004 results. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. Also filed herewith and incorporated herein by reference as Exhibit 99.2 is supplemental information for the third quarter ended September 30, 2004. The information furnished under this Item, including Exhibits 99.1 and 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION

(Registrant)

Date: October 19, 2004	By:	/s/ David M. Pojman
David M. Pojman Corporate Senior Vice President - Controller

Exhibit Index

Exhibit No.
99.1	News Release of McDonald’s Corporation issued October 19, 2004:
McDonald’s Third Quarter EPS Rises 42% to New Record

99.2	McDonald’s Corporation:
Supplemental Information, Quarter and Nine Months Ended September 30, 2004